                                                                 Exhibit 10(k)

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND, IN PART, ON THE INTENT OF THE HOLDER HEREOF NOT TO SELL OR TRANSFER THIS WARRANT OR SUCH SHARES IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THIS WARRANT AND SUCH SHARES THEREFORE MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.


                     INTER(bullet)ACT SYSTEMS, INCORPORATED

                              AMENDED AND RESTATED

                          COMMON STOCK PURCHASE WARRANT



         FOR VALUE RECEIVED, including the sum of $10.00, Inter(bullet)Act Systems, Incorporated, a North Carolina corporation (the "Company"), hereby grants Vanguard Cellular Operating Corp., a North Carolina corporation, or its registered assigns, the right to purchase Nine Hundred Thousand One Hundred Thirteen (900,113) shares (such number of shares being subject to adjustment as provided hereinafter) of the validly authorized and issued, fully paid and nonassessable shares of common stock of the Company, no par value per share (the "Common Stock"), at a price per share equal to the Exercise Price, as defined in
Section 2 below, upon compliance with and subject to the following terms and conditions:

         1. Exercise of Warrant. This Warrant may be exercised in whole at any time, or in part from time to time, on or before the expiration date set forth in Section 3 below by surrendering this Warrant, or the applicable portion hereof, with a subscription form substantially in the form attached hereto duly executed, at the offices of the Company in Norwalk, Connecticut, and by paying in full the Exercise Price, in immediately available funds or as otherwise hereinafter provided, for the number of shares of Common Stock as to which this Warrant or applicable portion hereof is exercised. No fractional shares shall be issued upon the exercise of this Warrant and, instead, any fractional shares created by exercise hereunder shall be purchased by the Company at the rate of the Exercise Price per share then in effect. In lieu of payment of the Exercise Price, the registered holder may surrender all or any portion of the unexercised Warrant and receive from the Company in exchange therefor that number of shares of Common Stock equal to the (i) excess of (A) the Fair Market Value of one (1) share of Common Stock at the time of exercise over (B) the Exercise Price per share, multiplied by (ii) the number of shares of Common Stock with respect to which the Warrant is being surrendered. For purposes of this Section, "Fair Market Value" shall mean as of a given date, the average of the closing sales prices per share of the Company's Common Stock, as reported on the national securities exchange on which the Common Stock is principally traded for the ten business days immediately preceding the day on which the

Common Stock is to be valued. For purposes of this section, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System. If at the time the determination of Fair Market Value is made the Common Stock is not admitted to trading on a national securities exchange for which sales prices are regularly reported, Fair Market Value shall be determined by agreement between the Company and the registered holder, acting through their independent directors or independent authorized persons. In the event that the Company and the registered holder cannot agree on the Fair Market Value, such value shall be determined by a national or regional investment banking firm mutually selected by the Company and the registered holder. In the event that the Company and the registered holder cannot mutually agree on one investment banking firm, or if the firm so appointed declines or fails to serve, then the registered holder and the Company shall each choose one such investment banking firm and the respective firms so chosen shall appoint another national or regional investment banking firm. The investment banking firm so selected shall determine Fair Market Value. The fees and expenses of the investment banking firm or firms shall be paid by the Company. The Company and the registered holder agree to be bound by the determination of the investment banking firm as to Fair Market Value; provided, however, that nothing herein shall prevent the registered holder, in its sole discretion, from withdrawing its exercise of the Warrant if the registered holder and the Company cannot mutually agree on the Fair Market Value or if the registered holder does not agree with the Fair Market Value determination of the investment banking firm (in which event one-half of the fees and expenses of the investment banking firm shall be paid by the registered holder).

        2. Exercise Price. The Exercise Price shall be Twenty-Three and 50/100 Dollars ($23.50), subject to adjustment as provided in Section 4 below.

        3. Expiration of Warrant. This Warrant shall expire and all rights hereunder shall cease on May 5, 2005.

        4. Adjustment of Number of Shares. The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price per share shall be adjusted in amount and number in accordance with the following:

                  (a) If the Company shall declare and pay on shares of Common Stock a dividend payable in shares of Common Stock or shall split the then outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock for which this Warrant may be exercised, as in effect at the time of taking of a record for such dividend or at the time of such stock split, shall be proportionately increased and the Exercise Price per share shall be proportionately decreased. Conversely, if at any time the Company shall contract or reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised at the time of such action shall be proportionately decreased as of such time and the Exercise Price per share shall be proportionately increased.

                  (b) In the case of (i) any reclassification or changes of the Common Stock other than as provided above, or (ii) a consolidation, merger, share exchange or combination involving the Company or a sale or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, in each case as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property assets (including cash) with respect to or in exchange for such Common Stock, the registered holder of this Warrant will be entitled thereafter to receive, upon exercise thereof, the kind and amount of shares of stock, other securities or other property or assets which such registered holder would have owned or been entitled to receive upon such reclassification, change, consolidation, merger, share exchange, combination, sale or conveyance had this Warrant been exercised immediately prior thereto.

         5. Notice of Adjustments. Within five (5) days after any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant or in the Exercise Price pursuant to Section 4 above, the Company shall give written notice thereof to the registered holder. Such notice shall state the increased or decreased number of shares purchasable upon the exercise of this Warrant and the new Exercise Price, setting forth in detail the method of calculation.

         6. Partial Exercise of Warrant. In the event of any partial exercise of this Warrant, the Company shall return to the registered holder this Warrant, which shall have noted thereon the date of partial exercise and the number of shares of Common Stock issued upon the partial exercise thereof. After a partial exercise of this Warrant, the number of shares of Common Stock for which the remaining portion of this Warrant may be exercised shall be equal to the Applicable Percentage less the number of shares (as adjusted if necessary to be consistent with Section 4 above) previously issued upon partial exercises of this Warrant.

        7. Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of its Common Stock sufficient to permit the exercise in full of this Warrant.

         8. Sale of Warrant or Shares. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the shares of Common Stock, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

         9. Shareholders' Agreement. The holder understands and agrees that the shares of Common Stock issuable upon exercise of this Warrant shall also be subject to the restrictions on transfer and other provisions of that certain Shareholders' Agreement dated as of April 16, 1993 among the Company and all its shareholders, as amended by Amendment No. 1 to Shareholders' Agreement dated as of June 17, 1994 (as amended and as may be further amended with the consent of the registered holder, the "Shareholders' Agreement") if in effect at the time of exercise. As a condition to the exercise of this Warrant, the holder agrees that the holder will become a party to the Shareholders' Agreement by executing a Joinder Agreement or other appropriate document.

        10. Legends. The certificate or certificates evidencing all or any of the shares of Common Stock issued upon exercise of this Warrant shall bear the following legend:

         "The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or any opinion of counsel satisfactory to the Company that such registration or qualification is not required."

         Such certificate or certificates shall also bear any legend required by the Shareholders' Agreement.

        11. Successor and Assigns. The terms of this Warrant shall be binding upon and shall enure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

         12. Transfer of Warrant. This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered holder hereof in person or by such holder's duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the foregoing provisions of this Warrant. Except as otherwise provided herein, and subject to applicable securities laws, this Warrant and all rights hereunder are transferrable in whole or in part by the registered holder hereof in person or by the registered holder's duly authorized attorney on the books of the Company upon surrender of this Warrant, or the applicable portion hereof, with a transfer form substantially in the form attached hereto duly executed, at the offices of the Company in Norwalk, Connecticut. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notices to the contrary.

        13. Notices. Notices under this Warrant shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express,

Airborne, or another private carrier which maintains records showing delivery information, (iii) when sent via facsimile but only if a written or facsimile acknowledgment of receipt is received by the sending party, or (iv) when placed in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given and, with respect to the Company, addressed to the Company's principal office, and with respect to the registered holder of the Warrant, addressed to the address of such holder as maintained on the records of the Company, or to such other address as may be furnished in writing to the parties.

        14. Governing Law. This Warrant shall be governed in accordance with the laws of the State of North Carolina without taking into account conflict of law provisions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its President and its corporate seal to be affixed hereto and attested by its Secretary or Assistant Secretary.



DATED: August 2, 1996                    INTER(bullet)ACT SYSTEMS, INCORPORATED

ATTEST:

                                         By:
Secretary                                         President


(Corporate Seal)











NOTE: This Warrant has been issued as an amendment and restatement of that certain common stock purchase warrant dated August 28, 1995 initially exercisable for 401,027 shares, as adjusted from time to time as stated therein.

                                Exercise Form for
                          Common Stock Purchase Warrant

                     INTER(bullet)ACT SYSTEMS, INCORPORATED


         The undersigned hereby irrevocably subscribes for the shares of Common Stock of Inter(bullet)Act Systems, Incorporated indicated below, upon the terms and conditions of the attached Warrant.


No. of Shares: ________________________________

Exercise Price per share:

$______________________________________________

Subscriber's Name and Address:
(Please print) ________________________________

_______________________________________________

_______________________________________________




Subscriber's Telephone Number: (          )
                               ___________________________________


Subscriber's Signature: ___________________________________________
(if individual)

Subscriber's Signature: ___________________________________________
(if entity)                                (Name of Entity)

                           By: ________________________________________________
                                            (Signature of Authorized Person)

                               ________________________________________________
                                            (Title of Authorized Person)

                                Transfer Form for

                          Common Stock Purchase Warrant

                     INTER(bullet)ACT SYSTEMS, INCORPORATED


         The undersigned registered holder of the attached Warrant hereby irrevocable transfers the following portion of the Warrant to purchase shares of Common Stock of Inter(bullet)Act Systems, Incorporated, which transfer is subject to the terms and conditions described in the Warrant.

Date of Transfer: _____________________________________________________

Number of Shares Exercisable under
    Warrant as of Date of Transfer ___________________________________

Portion of Warrant Transferred:
  Expressed as fraction or percentage ________________________________
  Expressed as number of shares ______________________________________

Transferee's Name and Address: _______________________________________

(Please Print)                 _______________________________________

                               _______________________________________

                               _______________________________________


Transferee's Telephone Number: (     )
                               ______________________________________

Transferor's Signature: _____________________________________________
(if individual)

Transferor's Signature: _____________________________________________
(if entity)                                          (Name of Entity)

                                 By: ________________________________
                                     (Signature of Authorized Person)

                                     ________________________________
                                        (Title of Authorized Person)